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                                                                   Exhibit 10.14

                           LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into as of the 30th day of March, 2001, by and among SILICON VALLEY BANK ("Bank"), a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054, and with a loan production office located at 9701 West Higgins Road, Suite 150, Rosemont, IL 60018, KANBAY INTERNATIONAL, INC. (successor to Kanbay LLC), a Delaware corporation ("Kanbay International"), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018, KANBAY INCORPORATED, an Illinois corporation ("Kanbay Inc."), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018. KANBAY EUROPE LTD., a company formed under the laws of the United Kingdom ("Kanbay Europe"), with its principal place of business at Compass House, Vision Park, Histon, Cambridge, UK CBD 9AD, KANBAY AUSTRALIA PTY. LTD., a company formed under the laws of Australia ("Kanbay Australia"), with its principal place of business at 602 Whitehorse Road, Mitcham, Victoria 3132, Australia MEGATEC PTY. LTD., a company formed under the laws of Australia ("Megatec"), with its principal place of business at 602 Whitehorse Road, Mitcham, Victoria 3132, Australia, and KANBAY HK LTD., a company formed under the laws of Hong Kong ("Kanbay HK"), with its principal place of business at 12th Floor Shiu Fung Hong Bldg., Suite 1201, 23 Wing Lok Street, Sheung Wan, Hong Kong (Kanbay International, Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec and Kanbay HK being sometimes herein called collectively the "Borrowers" and each individually a "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrowers to Bank. Borrowers are indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated as of April 19, 2000, between Kanbay LLC, a Delaware limited liability company ("Kanbay LLC"), Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec, Kanbay HK and the Bank as corrected and conformed by a certain Correction Agreement, dated as of May 1, 2000, among the parties thereto (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed A/R Revolving Line in the aggregate amount of up to $4,500,000, including a Letters of Credit sublimit in an amount not to exceed $250,000 and a Foreign Exchange sublimit in an amount not to exceed $100,000, and a Term Loan in the amount of $750,000. Pursuant to
Section 7.10 of the Loan Agreement, on or about August 24, 2000, Kanbay LLC converted into Kanbay International. A Ratification and Assumption Agreement, dated as of August 24, 2000, was executed by Kanbay International, and acknowledged and ratified by Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec, and Kanbay HK, wherein Kanbay International ratified the Loan Documents and assumed all of Kanbay LLC's obligations thereunder (the "Ratification Agreement"). Also, in connection with the conversion of Kanbay LLC into Kanbay International and the Ratification Agreement, Kanbay International executed and delivered other Loan Documents, including without limitation a Stock Pledge Agreement, dated as of August 24, 2000 (the Stock Pledge Agreement). All terms that are used herein that are defined in the Loan Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrowers to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and Stock Pledge Agreement.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   MODIFICATIONS TO LOAN AGREEMENT.

     3.1 Section 2.3(a) of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          "(a) Interest Rate. Advances made under the Committed A/R Revolving Line accrue interest on the outstanding principal balance at a per annum rate one and one-half (1 1/2) percentage points above the Prime Rate: provided, however, that upon Kanbay International achieving quarterly profitability on a

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     consolidated basis for two consecutive quarters, Advances made under the
     Committed A/R Revolving Line thereafter shall accrue interest on the outstanding principal balance at a per annum rate one (1.00) percentage point above the Prime Rate. Upon an event of Default, all Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed."

     3.2 Section 6.7 of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     "6.7 FINANCIAL COVENANTS.

          Borrowers will maintain as of the last day of each month, unless otherwise noted:

          (a) QUICK RATIO. A ratio of Quick Assets to Current Liabilities minus Deferred Revenue and any current portions of Subordinated Debt, of at least
     1.40 to 1.00 through March 31, 2001, and of at least 1.25 to 1.00 from and after April 1, 2001.

          (b) PROFITABILITY. Kanbay may not incur a consolidated Loss for the quarter ended March 31, 2001, in excess of $850,000.00 or fail to earn a Profit of less than $100,00.00 on a consolidated basis for any subsequent quarter.

          (c) EBITDA. An EBITDA of at least $200,000.00 for the month ended July 31, 2001 and on a monthly basis thereafter."

     3.3 The definition of "BORROWING BASE" and "REVOLVING MATURITY DATE" are deleted and the following definitions shall be inserted in lieu thereof.

          "BORROWING BASE" is (i) 75% of Eligible Accounts of Kanbay Inc., plus
     (ii) up to the lesser of (A) 50% of all unbilled Accounts of Kanbay Inc. that are no older than 30 days from the date of performance, or (B) $750,000.00, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

          "REVOLVING MATURITY DATE" is March 5, 2002.

     3.4 The following definition of "EBITDA" shall be inserted in the Loan Agreement.

          "EBITDA" is defined in Section 2.1.1(a); provided however that for purposes of Section 6.7(c) the word "quarterly" shall be deemed to be "monthly."

     3.5 Exhibit C of the Loan Agreement, Borrowing Base Certificate, shall be deleted in its entirety and Exhibit C attached hereto shall be inserted in lieu thereof.

     3.6 Exhibit D of the Loan Agreement, Compliance Certificate, shall be deleted in its entirety and Exhibit D attached hereto shall be inserted in lieu thereof.

4.   WAIVER OF EVENT OF DEFAULT UNDER PROFITABILITY COVENANT. Pursuant to
Section 6.7(b) of the Loan Agreement, Borrower may not incur a consolidated loss for the quarters ended September 30, 2000 and December 31, 2000. Borrower has, in fact, incurred a consolidated loss for both quarters, and accordingly, the Bank has a right to declare an Event of Default under Section 8.2 of the Loan Agreement. Bank hereby waives such Event of Default.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF FEES AND EXPENSES. Simultaneously with the execution and delivery hereof, Borrowers shall pay to Bank: (i) a renewal fee of $11,250.00 (being the amount of the Committed A/R Revolving Line,

                                        2
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multiplied by 25 basis points (.25 percent)) ("Renewal Fee"), and (ii) a waiver fee of $2,000.00 (for and in consideration of the waiver of the Event of Default provided in Section 4 of this Loan Modification Agreement) ("Waiver Fee"). Both the Renewal Fee and the Waiver Fee shall be fully earned and non-refundable at the time of their payment. In addition, Borrowers shall pay all of Bank's out-of-pocket expenses (including reasonable attorneys' fees and expenses for documentation of the Loan Modification Agreement not to exceed $1,000.00 plus expenses) with respect to this Loan Modification Agreement ("Expenses").

7. NO DEFENSES OF BORROWER. Borrowers agree that, as of the date hereof, they have no defenses against the obligations to pay any amounts under the indebtedness.

8. CONTINUING VALIDITY. Borrowers understand and agree that in modifying the Existing Loan Documents and existing Indebtedness, Bank is relying upon Borrowers' representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the Existing Loan Documents and existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Existing Loan Documents or the existing Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrowers to retain as liable parties all makers and endorsers of Existing Loan Documents. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Renewal Fee, the Waiver Fee and Expenses.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWERS:

KANBAY INTERNATIONAL, INC.           KANBAY AUSTRALIA PTY. LTD


By: /s/ William Weissman             By: /s/ William Weissman
    --------------------------           ---------------------------
Title  CFO/Secretary                 Title  Director
       -----------------------              ------------------------

KANBAY INCORPORATED                  MEGATEC PTY. LTD.


By: /s/ William Weissman             By: /s/ William Weissman
    --------------------------           ---------------------------
Title  Director                      Title  Director
       -----------------------              ------------------------

KANBAY EUROPE LTD.                   KANBAY HK LTD.


By: /s/ William Weissman             By: /s/ William Weissman
    --------------------------           ---------------------------
Title  Director                      Title  Director
       -----------------------              ------------------------

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BANK:

SILICON VALLEY BANK


By: Authorized Party
    --------------------------------

Title: Authorized Party
       -----------------------------

                                       4

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                                  EXHIBIT C

                          BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------
Borrowers:  Kanbay International, Inc. and certain direct and wholly-owned
            Subsidiaries
Lender:     Silicon Valley Bank

Commitment Amount:  $4,500,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
   1.    Kanbay Inc. Accounts Receivable Value as of ____               $_______
   2.    Additions (please explain on reverse)                          $_______
   3.    TOTAL ACCOUNTS RECEIVABLE                                      $_______

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
   4.    Amounts over 75 days due                                       $_______
   5.    Balance of accounts for 50% over 75 day accounts               $_______
   6.    Credit balances over 75 days                                   $_______
   7.    Concentration Limits                                           $_______
   8.    Non-Eligible Foreign Accounts                                  $_______
   9.    Balance of Governmental Accounts over assigned U.S.
           Accounts and $250,000 other Governmental Accounts            $_______
   10.   Contra Accounts                                                $_______
   11.   Promotion or Demo Accounts                                     $_______
   12.   Intercompany/Employee Accounts                       $_______
   13.   Other (please explain on reverse)                    $_______
   14.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                           $_______
   15.   Eligible Accounts (#3 minus #14)                               $_______
   16.   LOAN VALUE OF ACCOUNTS (75% of #15)                            $_______
   17.   The lesser of (i) 50% of all unbilled Accounts of
         Kanbay Inc. that are no older than 30 days from        (i) $_______
         date of performance, or (ii) $750,000                  (ii)$_______
   18.   TOTAL LOAN VALUE (#16 plus the lesser of #17(i) or (ii))   $_______

BALANCES
   19.   Maximum Loan Amount (Committed A/R Revolving Line plus
         Term Loan Outstanding)                                         $_______
   20.   Total Funds Available (#18)                                    $_______
   21.   Present balance owing on Line of Credit                        $_______
   22.   Outstanding under Sublimits (Letters of Credit &
         Foreign Exchange)                                              $_______
   23.   Outstanding under Term Loan                                    $_______
   24.   RESERVE POSITION (lesser of #19 or #20, minus
         the total of #21, #22 & #23)                                   $_______

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THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THIS IS TRUE, COMPLETE AND CORRECT,
AND THAT THE INFORMATION IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

COMMENTS:



By: __________________________
        Authorized Signer


                                       2

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                                  EXHIBIT D

                            COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK

FROM:     KANBAY INTERNATIONAL, INC.


   The undersigned authorized officer of Kanbay International, Inc. ("Kanbay") certifies that under the terms and conditions of the Loan and Security Agreement between Kanbay and certain of Kanbay's direct and indirect subsidiaries (collectively the "Borrowers") and Bank (the "Agreement"), (i)
Borrowers are in complete compliance for the period ending          with all
required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


REPORTING COVENANT                               REQUIRED                     COMPLIES
------------------                               --------                     --------
Monthly financial statements                  Monthly within 30 days          Yes   No

Annual (CPA Audited)                          FYE within 90 days              Yes   No

A/R & A/P Agings                              Monthly within 20 days          Yes   No

Aggregate Transfers to Foreign Borrowers
(less than or equal to $500,000, less the     Monthly within 30 days          Yes   No
aggregate amount of Permitted Investments
by Domestic Borrowers in Foreign Borrowers
and Foreign Subsidiaries, in fiscal year)

Total Transfers for ___________  (month)
equal $_____________                         Monthly within 30 days

Total Transfers for year to date period
equal $_____________                         Monthly within 30 days


FINANCIAL COVENANT                               REQUIRED         ACTUAL      COMPLIES
------------------                               --------         ------      --------
Maintain on a Monthly Basis (ATTACHED DETAILS OF CALCULATIONS):

Minimum Quick Ratio:                          1.40:1.00           _____:1.0   Yes  No
(Section 6.7(a) of                            (through 3/31/01)
the Agreement)
                                              1.25:1.00           _____:1.0   Yes  No
                                              (after 3/31/01)

Profitability: Quarterly
( Section 6.7(b) of the Agreement)            Q ended 3/31/01
                                              $850,000            $________   Yes  No

                                              Qs ended 6/30/01
                                              and thereafter
                                              $100,000.00         $________   Yes  No

EBITDA:                                       Month ended 7/31/01
(Section 6.7(c) of                            and thereafter
the Agreement)                                $200,000            $________   Yes  No



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COMMENTS REGARDING EXCEPTIONS: See Attached.                  BANK USE ONLY

Sincerely,                                         Received by:_________________
                                                               AUTHORIZED SIGNER

_______________________                            Date:________________________
SIGNATURE
                                                   Verified:____________________
                                                             AUTHORIZED SIGNER
_______________________
TITLE                                              Date:________________________

                                                   Compliance Status:    Yes  No
DATE___________________

                                       2


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                              SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWERS:       Kanbay International, Inc., Kanbay Incorporated, Kanbay
                 Europe Ltd., Kanbay Australia Pty. Ltd., Megatec Pty. Ltd., and Kanbay HK Ltd.

LOAN OFFICER:    Dave Dailey

DATE:            March 30, 2001

                 Renewal Fee                   $11,250.00

                 Waiver Fee                    $ 2,000.00

                 Legal Expenses                $ 1,020.00
                                               ----------
                 TOTAL FEE DUE                 $14,270.00
                 -------------                 ==========

Please indicate the method of payment:

    ( ) A check for the total amount is attached.
    (X) Debit DDA #3300229901 for the total amount.
    ( ) Loan proceeds

BORROWERS:

KANBAY INTERNATIONAL, INC.                     KANBAY AUSTRALIA PTY. LTD.


By: /s/ William Weissman                       By: /s/ William Weissman
    ---------------------------                    ---------------------------

Title: CFO/Secretary                           Title: Director
       ------------------------                       ------------------------


KANBAY INCORPORATED                            MEGATEC PTY. LTD.


By: /s/ William Weissman                       By: /s/ William Weissman
    ---------------------------                    ---------------------------

Title: Director                                Title: Director
       ------------------------                       ------------------------


KANBAY EUROPE LTD.                             KANBAY HK LTD.


By: /s/ William Weissman                       By: /s/ William Weissman
    ---------------------------                    ---------------------------

Title: Director                                Title: Director
       ------------------------                       ------------------------


BANK:

SILICON VALLEY BANK


By: Authorized Party
    ---------------------------

Title: Authorized Party
       ------------------------